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                                  EXHIBIT 23.2





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                                  EXHIBIT 23.2


                       Consent of Independent Accountants

                 We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 24, 1995, which appears on page C-40 of Brooke Group Ltd's Annual Report on Form 10-K for the year ending December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                        PRICE WATERHOUSE LLP

New York, New York
September 29, 1995





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